HEIGHTS UNION ACQUISITION October 2021 Tampa, FL

2 ACQUISITION PRICE SIZE COMPLETED LEASED/WALT CURRENT OCCUPANCY 12-MONTH CASH/GAAP YIELD STABILIZATION STABILIZED CASH/GAAP YIELD 2 HEIGHTS UNION ACQUISITION BRAND NEW OFFICE ASSET WITH LIFE SCIENCE CUSTOMERS IN THE HEART OF DOWNTOWN TAMPA’S HISTORIC HEIGHTS NEIGHBORHOOD  The first office phase of The Heights mixed-use development  Two six-story buildings with parking provided via perpetual easement in adjoining deck  Life science customers represent 66% of rent roll  Pfizer (NYSE: PFE) leases 106K SF for a “Global Capability Hub” – one of six worldwide  Axogen (NYSE: AXGN) leases 75K SF for its second headquarters and lab space  White & Case (AmLaw Top 10) leases 40K SF for a mission critical global operations center $144.8MM 294K SF 3Q2020 93.4%/11 Yrs 35% 3.2%/4.3% 2Q2023 5.4%/6.2%

THE HEIGHTS NEIGHBORHOOD

UNIQUE LIVE-WORK-PLAY DISTRICT ANCHORED BY HIGHLY-SUCCESSFUL "ARMATURE WORKS" ADAPTIVE RE-USE DEVELOPMENT



Armature Works
Heights Union





Armature Works

- The Heights has emerged as one of Tampa's signature gathering spots providing a unique live-work-play experience
- Serves as the northern terminus for the 2.6-mile Tampa Riverwalk that runs alongside the Hillsborough River through Downtown Tampa
- Anchored by Armature Works, an adaptive re-use project dating to 1910 as the original storage/maintenance facility for Tampa streetcars
  - 73,000 SF of mixed-use commercial space including over 20 restaurants and bars
- 24,000 SF full-service Sprouts Farmers Market (NASDAQ: SFM) grocery store to open in the fourth quarter 2021
- Total plans call for 3.2 M SF of multi-family, hotel, retail and office development

Cousins

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4 CharlotteTHE RAILYARD COUSINS’ RECENT INVESTMENT ACTIVITY AUTHENTIC, EFFICIENT AND HIGHLY-AMENITIZED PROPERTIES WITH LOW CAPEX PROFILE HEIGHTS UNION Tampa 725 PONCE Atlanta $646MM Total Investment 2019 - 2020 Year Built 11 Years WALT 995K Total SF 97% Leased

GREGG ADZEMA EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER gadzema@cousins.com 404.407.1116 RONI IMBEAUX VICE PRESIDENT, FINANCE AND INVESTOR RELATIONS rimbeaux@cousins.com 404.407.1104 3344 Peachtree Road NE | Suite 1800 Atlanta, GA 30326 Cautionary Note Regarding Forward-Looking Statements Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2020 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. These forward- looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as the following: guidance and underlying assumptions; business and financial strategy; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities; projected capital expenditures; market and industry trends; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third party response to such a crisis, which may affect our key personnel, our major tenants, and the costs of operating our assets; changes to our strategy with regard to land and other non-core holdings that may require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of telecommuting; any adverse change in the financial condition of one or more of our tenants; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.